UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

August 16, 2010
Date of  Report
(Date of earliest event reported)

TOFUTTI BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
(Address of principal executive offices and zip code)

(908)272-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 17, 2010, the registrant reported its results of operations for the thirteen and twenty-six weeks ended July 3, 2010.  A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99.1.

The information in this Item in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 4.01                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 16, 2010, Tofutti Brands Inc. (the “Registrant”) was notified that Amper, Politziner and Mattia, LLP (“Amper”) an independent registered public accounting firm combined its practice with that of Eisner LLP (“Eisner”) and the name of the combined practice operates under the name EisnerAmper LLP.  The Audit Committee of the Registrant’s Board of Directors has engaged EisnerAmper LLP to serve as the Registrant’s new independent registered public accounting firm.

During the Registrant ’s fiscal year ended January 2, 2010 and through the date of this Current Report on Form 8-K, the Registrant did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of Amper on the financial statements of the Registrant as of and for the year ended January 2, 2010 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

 In connection with the audit of the Registrant’s financial statements for the fiscal year ended January 2, 2010 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Registrant and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Registrant’s financial statements for such year or for any reporting period since the Registrant’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Amper a copy of the disclosures in this Form 8-K and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Registrant’s statements in this Item 4.01.  A copy of the letter dated August 17, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit 16.1                      Letter re change in certifying accountants.

Exhibit 99.1                      Press Release dated August 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2010                                                                           TOFUTTI BRANDS INC.
(Registrant)

    By:  /s/Steven Kass
    Steven Kass
            Chief Financial Officer